CLIPPER FUNDSM	Schedule of Investments
September 30, 2022 (Unaudited)

	Shares/Units	Value
COMMON STOCK – (98.42%)
COMMUNICATION SERVICES – (14.25%)
Media & Entertainment – (14.25%)
Alphabet Inc., Class A *	571,650	$54,678,322
Alphabet Inc., Class C *	275,890	26,526,824
ASAC II L.P. *(a)(b)	407,313	399,167
Meta Platforms, Inc., Class A *	263,380	35,735,398
	Total Communication Services	117,339,711
CONSUMER DISCRETIONARY – (7.99%)
Retailing – (7.99%)
Amazon.com, Inc. *	320,900	36,261,700
JD.com, Inc., Class A, ADR (China)	332,950	16,747,385
Naspers Ltd. - N (South Africa)	26,650	3,305,228
Prosus N.V., Class N (Netherlands)	181,329	9,433,930
	Total Consumer Discretionary	65,748,243
FINANCIALS – (54.03%)
Banks – (21.17%)
Bank of America Corp.	460,790	13,915,858
DBS Group Holdings Ltd. (Singapore)	1,233,400	28,532,685
JPMorgan Chase & Co.	180,412	18,853,054
U.S. Bancorp	969,320	39,082,982
Wells Fargo & Co.	1,838,152	73,930,474
		174,315,053
Diversified Financials – (23.57%)
Capital Markets – (5.34%)
Bank of New York Mellon Corp.	1,141,583	43,973,777
Consumer Finance – (7.12%)
American Express Co.	36,486	4,922,326
Capital One Financial Corp.	583,133	53,747,369
		58,669,695
Diversified Financial Services – (11.11%)
Berkshire Hathaway Inc., Class A *	225	91,455,750
		194,099,222
Insurance – (9.29%)
Life & Health Insurance – (3.41%)
AIA Group Ltd. (Hong Kong)	1,329,470	11,069,038
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	3,409,000	17,006,800
		28,075,838
Property & Casualty Insurance – (5.88%)
Markel Corp. *	44,637	48,396,328
		76,472,166
	Total Financials	444,886,441
HEALTH CARE – (11.33%)
Health Care Equipment & Services – (8.12%)
Cigna Corp.	185,170	51,379,120
Quest Diagnostics Inc.	126,020	15,461,394
		66,840,514
Pharmaceuticals, Biotechnology & Life Sciences – (3.21%)
Viatris Inc.	3,105,250	26,456,730
	Total Health Care	93,297,244

CLIPPER FUNDSM	Schedule of Investments - (Continued)
September 30, 2022 (Unaudited)

		Shares/Principal	Value
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (2.75%)
Capital Goods – (2.22%)
	Carrier Global Corp.	183,815	$6,536,461
	Owens Corning	149,120	11,722,323
			18,258,784
Transportation – (0.53%)
	DiDi Global Inc., Class A, ADS (China)*	2,366,572	4,347,393
		Total Industrials	22,606,177
INFORMATION TECHNOLOGY – (6.04%)
Semiconductors & Semiconductor Equipment – (5.12%)
	Applied Materials, Inc.	287,220	23,531,935
	Intel Corp.	723,570	18,646,399
			42,178,334
Technology Hardware & Equipment – (0.92%)
	Samsung Electronics Co., Ltd. (South Korea)	206,540	7,583,992
		Total Information Technology	49,762,326
MATERIALS – (2.03%)
	Teck Resources Ltd., Class B (Canada)	549,270	16,703,301
		Total Materials	16,703,301
	TOTAL COMMON STOCK – (Identified cost $632,967,259)		810,343,443
SHORT-TERM INVESTMENTS – (1.87%)
	StoneX Financial Inc. Joint Repurchase Agreement, 3.03%, 10/03/22, dated 09/30/22, repurchase value of $8,823,227 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 11/01/22-09/20/70, total market value $8,997,420)	$8,821,000	8,821,000
	Truist Securities, Inc. Joint Repurchase Agreement, 3.02%, 10/03/22, dated 09/30/22, repurchase value of $6,558,650 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.00%, 05/01/37-04/01/52, total market value $6,688,140)	6,557,000	6,557,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $15,378,000)		15,378,000
	Total Investments – (100.29%) – (Identified cost $648,345,259)		825,721,443
	Liabilities Less Other Assets – (0.29%)		(2,376,981)
	Net Assets – (100.00%)		$823,344,462

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)
Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities amounted to $399,167 or 0.05% of the Fund's net assets as of September 30, 2022.

(b)	The value of this security was determined using significant unobservable inputs.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
September 30, 2022 (Unaudited)

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Pricing Committee. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. Fair value determinations are subject to review by the Fund’s Board of Trustees at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Fund may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Adviser’s valuation procedures are reviewed and subject to approval by the Board of Trustees. There have been no significant changes to the fair valuation procedures during the period.

              Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

CLIPPER FUNDSM	Schedule of Investments - (Continued)
September 30, 2022 (Unaudited)

Fair Value Measurements – (Continued)

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs*	Inputs	Total
Common Stock:
Communication Services	$116,940,544	$–	$399,167	$117,339,711
Consumer Discretionary	53,009,085	12,739,158	–	65,748,243
Financials	388,277,918	56,608,523	–	444,886,441
Health Care	93,297,244	–	–	93,297,244
Industrials	22,606,177	–	–	22,606,177
Information Technology	42,178,334	7,583,992	–	49,762,326
Materials	16,703,301	–	–	16,703,301
Short-Term Investments	–	15,378,000	–	15,378,000
Total Investments	$733,012,603	$92,309,673	$399,167	$825,721,443

*Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the nine months ended September 30, 2022. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at September 30, 2022 was $(14,704). The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges.

	Beginning Balance at January 1, 2022	Cost of Purchases	Proceeds from Sales	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at September 30, 2022
Investments in Securities:
Common Stock	$413,871	$–	$–	$(14,704)	$–	$–	$–	$399,167
Total Level 3	$413,871	$–	$–	$(14,704)	$–	$–	$–	$399,167

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	September 30, 2022	Technique	Input	Amount	an Increase in Input
Investments in Securities:
Common Stock	$399,167	Discounted Cash Flow	Annualized Yield	4.185%	Decrease

Total Level 3	$399,167

The significant unobservable input listed in the above table is used in the fair value measurement of common stock, and if changed, would affect the fair value of the Fund’s investments. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Federal Income Taxes

At September 30, 2022, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$653,496,661
Unrealized appreciation	274,076,599
Unrealized depreciation	(101,851,817)
Net unrealized appreciation	$172,224,782